Northwestern Mutual Series Fund, Inc.
Index 500 Stock Portfolio
Supplement Dated July 1, 2025 to the
Summary Prospectus for the Index 500 Stock Portfolio Dated May 1, 2025
The following information supplements the Summary Prospectus for the Index 500 Stock Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2025 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Portfolio Managers Update – Index 500 Stock Portfolio
Effective June 30, 2025, Matt Waldron and Steven White replaced Paul Whitehead as co-portfolio managers for the Index 500 Stock Portfolio. Accordingly, the “Portfolio Managers” information set forth under the “Summary – PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Managers:  Peter Sietsema, CFA, Director, joined BlackRock in 2007 and has managed the Portfolio May 2022.
Jennifer Hsui, CFA, Managing Director and Co-head and Chief Investment Officer of Global Index Equity joined BlackRock in 2006 and has managed the Portfolio since February 2021.
Matt Waldron, CFA, Managing Director and U.S. Head of International Portfolio Management, joined BlackRock in 2003 and has managed the Portfolio since 2025.
Steven White, Director and Head of the Active Risk Index ETF team in the Americas, and co-CIO for Index Equity Investments within BlackRock Global Markets & Index Investments, joined BlackRock in 2011 and has managed the Portfolio since 2025.”
Please retain this Supplement for future reference.